EX.99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of RMB Investors Trust, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of RMB Investors Trust for the period ended June 30, 2022 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of RMB Investors Trust for the stated period.

/s/ Christopher M. Graff		/s/ Maher Harb
Christopher M. Graff, President RMB Investors Trust		Maher Harb, Chief Financial Officer and Treasurer RMB Investors Trust

Dated:	August 31, 2022

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by RMB Investors Trust for purposes of Section 18 of the Securities Exchange Act of 1934.